Exhibit 10.3D

April 26, 2013

Advanced Drainage Systems, Inc.

4640 Trueman Blvd.

Hilliard, OH 43026

Re:	Amendment No. 4 to Amended and Restated Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Private Shelf Agreement, dated as of September 24, 2010, as amended by that certain Amendment No. 1 to Amended and Restated Private Shelf Agreement dated December 12, 2011, Limited Waiver and Amendment No. 2 to Amended and Restated Private Shelf Agreement dated March 9, 2012 and Amendment No. 3 to Amended and Restated Private Shelf Agreement dated March 30, 2012 (as so amended, the “Note Agreement”), between Advanced Drainage Systems, Inc., a Delaware corporation (the “Company”), on one hand, and Prudential Investment Management, Inc. (“Prudential”) and each other Prudential Affiliate as therein defined which becomes bound by certain provisions thereof as therein provided, on the other hand. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement.

The Company has requested that Prudential and the holders of the Notes further amend the Note Agreement in connection with the following transactions, the effect of which will be the acquisition by ADS Worldwide, Inc. (“ADS Worldwide”) of an additional one percent (1%) of the issued and outstanding equity interests of each of ADS Mexicana, S.A. de C.V. (“ADS Mexicana”) and ADS Corporativo, S.A. de C.V. (“ADS Corporativo”), each an existing Joint Venture, in order for each of ADS Mexicana and ADS Corporativo to continue to be a Joint Venture and not a Subsidiary of the Transaction Parties for the purposes of the terms and conditions of the Note Agreement applicable to a Subsidiary of the Transaction Parties: (i) ADS Worldwide’s intercompany loan to and contribution to the capital of ADS Mexicana, the proceeds of which ADS Mexicana will apply to the issuance of additional equity interests to ADS Worldwide and to the redemption of certain issued and outstanding equity interests of ADS Mexicana held by Grupo Altima, S.A. de C.V. and (ii) ADS Worldwide’s intercompany loan to and contribution to the capital of ADS Corporativo, the proceeds of which ADS Corporativo will apply to the issuance of additional equity interests to ADS Worldwide and/or to the redemption of certain issued and outstanding equity interests of ADS Corporativo held by Grupo Altima, S.A. de C.V. (collectively, the “Transaction”).

Prudential and the holders of the Notes executing this letter agreement are willing to agree to such amendment in the form and on the terms and conditions set forth below. Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:

SECTION 1. Amendments. From and after the Effective Date (as defined in Section 3 hereof) the parties hereto agree that the Note Agreement is amended as follows:

1.1. Paragraph 10B of the Note Agreement is hereby amended by amending and restating the definition of “Subsidiary” in its entirety to read as follows:

“Subsidiary” shall mean, with respect to any Person, at the time of determination, any corporation, trust, partnership, any limited liability company, association, joint venture or other business entity: (i) of which more than 50.0% of the total voting power of shares of stock or other ownership interests entitled (regardless of any contingency which does or may suspend or dilute the voting rights) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management or policies thereof is at such time owned or controlled, directly or indirectly, by such Person or one or more of such Person’s Subsidiaries or (ii) which is at such time is controlled or capable of being controlled by such Person or one or more of such Person’s Subsidiaries; provided that in determining the percentage of ownership interest of any Person , no ownership interest in the nature of a “qualifying share” of any such corporation, trust, partnership, any limited liability company, association, joint venture or other business entity shall be deemed outstanding; provided further, so long as no Transaction Party owns more than 51.0% of the total voting power of ADS Mexicana S.A. de C.V. or ADS Corporativo, S.A. de C.V., respectively, each such entity shall not constitute a Subsidiary for purposes of this Agreement.”

1.2. Schedule 6J to the Note Agreement is hereby amended and restated to read in its entirety as attached to this letter agreement as “Schedule 6J”.

SECTION 2. Representations and Warranties. The Company represents and warrants to Prudential and each holder of a Note that (i) the Transaction is permitted under the terms and conditions of the Note Agreement as in effect on the date hereof, and prior to giving effect to the amendments contained herein, (ii) the execution and delivery of this letter agreement has been duly authorized by all necessary corporate action on behalf of the Company and each Guarantor, this letter agreement has been executed and delivered by a duly authorized officer of the Company and each Guarantor, and the Company and each Guarantor has obtained all authorizations, consents, and approval necessary for the execution, delivery and performance of this letter agreement and such authorizations, consents and approval are in full force and effect and (iii) after giving effect hereto (a) each representation and warranty set forth in paragraph 8 of the Note Agreement is true and correct as of the date of the execution and delivery of this letter by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) no Event of Default or Default exists and (c) neither the Company nor any Subsidiary has paid or agreed to pay, and the Company and its Subsidiaries will not pay or agree to pay, any other fees or other consideration to the Bank Agent or any Bank (other than the legal fees paid to counsel for the Banks and Bank Agent) for or with respect to the amendments to the Credit Agreement or the Mexicana Credit Agreement referred to in Section 3.2 below.

SECTION 3. Conditions Precedent. The amendments in Section 1 of this letter agreement shall become effective on the date (the “Effective Date”) that each of the following conditions has been satisfied:

3.1. Documents. Prudential and each holder of a Note shall have received original counterparts of this letter agreement executed by Prudential, the Required Holders, the Company and each Guarantor.

3.2. Credit Agreement Amendment and Credit Agreement and Mexicana Credit Agreement Waivers. Prudential and each holder of a Note shall have received an amendment to each of the Credit Agreement and the Mexicana Credit Agreement pursuant to which the Credit Agreement or the Mexicana Credit Agreement, as the case may be, is amended to be consistent with the amendments of the Note Agreement as set forth in this letter agreement in form and substance satisfactory to Prudential and the Required Holders.

3.3. Certificates.

(a) The Company and each Guarantor (other than Green Line Polymers, Inc.), by its execution and delivery of this letter agreement, shall have and be deemed to have certified to Prudential and the holders of the Notes that the certificates dated the December 12, 2011 and signed by the Secretary or an Assistant Secretary of the Company or such Guarantor, as applicable, on behalf of itself and the Guarantors, remain true, correct and complete on and as of the Effective Date.

(b) Green Line Polymers, Inc., by its execution and delivery of this letter agreement, shall have and be deemed to have certified to the Prudential and the holders of the Notes that the certificate dated February 9, 2012 and signed by the Secretary of Green Line Polymers, Inc. remains true, correct and complete on and as of the Effective Date.

3.4. Material Adverse Effect. Since March 31, 2012, no event causing a Material Adverse Effect shall have occurred with respect to the Company or the Guarantors.

3.5. Fees of Special Counsel to Prudential. All reasonable and documented fees, charges and disbursements of counsel to Prudential and the holders of the Notes to the extent invoiced on or prior to the Effective Date shall have been paid (which shall be paid directly to such counsel).

3.6. Representations. All statements set forth in Section 2 shall be true and correct as of the Effective Date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

3.7. Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this letter agreement shall be satisfactory to Prudential and each holder of a Note and its counsel, and Prudential and each holder of a Note shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

SECTION 4. Reference to and Effect on Note Agreement; Ratification of Note Agreement. Upon the effectiveness of the amendments to the Note Agreement made in this letter agreement, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter. Except as specifically set forth in Section 1 hereof, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically stated in this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement or any Note, (b) operate as a waiver of any right, power or remedy of any holder of a Note, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement or Note at any time. Nothing contained in this letter agreement shall be construed as a course of dealing or other implication that Prudential and any holder of a Note has agreed to or is prepared to grant any consents or agree to any amendments to the Note Agreement or any Note in the future, whether or not under similar circumstances.

SECTION 5. Expenses. The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by Prudential or any holder of a Note, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by Prudential or such holder of a Note in connection with this letter agreement or the transactions contemplated hereby, in enforcing any rights under this letter agreement, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter agreement or the transactions contemplated hereby. The obligations of Company under this Section 5 shall survive transfer by any holder of a Note of any Note and payment of any Note.

SECTION 6. Governing Law. THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AGREEMENT TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

SECTION 7. Reaffirmation. Each Guarantor hereby consents to the foregoing amendment to the Note Agreement and hereby ratifies and reaffirms all of their payment and performance obligations, contingent or otherwise, under the Guaranty Agreement after giving effect to such amendment. Each Guarantor hereby acknowledges that, notwithstanding the foregoing amendment, that the Guaranty Agreement remains in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each Guarantor agrees and confirms that the Guaranty Agreement continues to guaranty the Guarantied Obligations (as defined in the Guaranty Agreement) arising under or in connection with the Note Agreement or any of the Shelf Notes, as the same are amended by this letter agreement.

SECTION 8. Counterparts; Section Titles. This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this letter by facsimile shall be effective as delivery of a manually executed counterpart of this letter. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[signature page follows]

Very Truly Yours,

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ David Quackenbush
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ David Quackenbush
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ David Quackenbush
Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ David Quackenbush
Vice President

AMENDMENT NO. 4 TO AMENDED AND RESTATED PRIVATE SHELF AGREEMENT

Accepted and Agreed:

COMPANY:

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	Secretary and Treasurer

GUARANTORS:

ADS WORLDWIDE, INC.
PSA, INC.
ADS STRUCTURES, INC.
ADS VENTURES, INC.
ADS INTERNATIONAL, INC.
HANCOR HOLDING CORPORATION
HANCOR, INC.
MEDIA PLUS, INC.
HANCOR INTERNATIONAL, INC.
SPARTAN CONCRETE, INC.
SEWER TAP, INC.
ADVANCED DRAINAGE OF OHIO, INC.
GREEN LINE POLYMERS, INC.

By:	/s/ Mark B. Sturgeon
Name:	Mark Sturgeon
Title:	Secretary and Treasurer

STORMTECH LLC

By:	/s/ Ronald R. Vitarelli
Name:	Ronald R. Vitarelli
Title:	General Manager

AMENDMENT NO. 4 TO AMENDED AND RESTATED PRIVATE SHELF AGREEMENT

Schedule 6J

Existing Joint Ventures

Name	Jurisdiction	Organization	Equity Owner	Percentage Owned
ADS Mexicana, S.A. de C.V.[1]	Mexico	Corporation	ADS Worldwide, Inc.	51%
			Grupo Altima, S.A. de C.V.	49%
ADS Corporativo, S.A. de C.V.[2]	Mexico	Corporation	ADS Worldwide, Inc.	51%
			Grupo Altima, S.A. de C.V.	49%
Tuberías Tigre-ADS Limitada	Chile	Socìedad de responsiblìdad limitada	Tubos y Plásticos ADS Chile Limitada	50%
			Tigre Chile S.A.	50%
Tubos y Plásticos Tigre-ADS de Chile Limitada	Chile	Socìedad de responsiblìdad limitada	Tuberías Tigre-ADS Limitada	99.99998%
			Tubos y Plásticos ADS Chile Limitada	0.00001%
			Tigre Chile S.A.	0.00001%
Tubos Tigre-ADS do Brasil Limitada	Brazil	Sociedad de responsabilidad limitada	Tuberías Tigre-ADS Limitada	99.8%
			Tubos y Plásticos ADS Chile Limitada	0.1%
			Tigre Chile S.A.	0.1%
Tigre-ADS Colombia Limitada	Colombia	Socìedad de responsiblìdad limitada	Tuberías Tigre-ADS Limitada	98.04%
			Tubos y Plásticos ADS Chile Limitada	0.98%
			Tigre Chile S.A.	0.98%
Tigre-ADS Argentina S.R.L.	Argentina	Socìedad de responsiblìdad limitada	Tuberías Tigre-ADS Limitada	95%
			Tubos y Plásticos ADS Chile Limitada	2.5%
			Tigre Chile S.A.	2.5%
ADSM Centro América, Sociedad Anónima	Republic of Costa Rica	Corporation (sociedad anónima)	ADS Mexicana, S.A. de C.V.	100%
Grupo Industrial Deplayusa S.A. de C.V.	Mexico	Corporation	ADS Mexicana, S.A. de C.V.	100%
Tigre ADS Perú S.A.C.[3]	Peru	Private law legal entity	Tuberías Tigre-ADS Limitada	95%
			Tubos y Plásticos Tigre-ADS de Chile Limitada	2.5%
			Tigre Chile Limitata	2.5%

[1]	Permitted to be consolidated under Generally Accepted Accounting Principles, but treated as a Joint Venture under this Agreement.
[2]	Permitted to be consolidated under Generally Accepted Accounting Principles, but treated as a Joint Venture under this Agreement.
[3]	Formation of the entity is currently in process.

AMENDMENT NO. 4 TO AMENDED AND RESTATED PRIVATE SHELF AGREEMENT